EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE REVOLVING JOINDER
FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREASE REVOLVING JOINDER (this “Agreement”), dated as of August 31, 2016, among INC RESEARCH, LLC, a Delaware limited liability company (the “Borrower”), INC RESEARCH HOLDINGS, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) party hereto, each of the lenders party to the Credit Agreement referred to below (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of May 14, 2015 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower hereby requests (a) an Incremental Revolving Facility in an aggregate principal amount of $50,000,000, in accordance with Section 3.16(a) of the Credit Agreement (the “2016 Incremental Revolving Facility”) and (b) that the Administrative Agent and Lenders agree to amend certain provisions of the Credit Agreement as set forth below;
WHEREAS, the lenders identified on the signature pages hereto as “Exiting Lenders” (the “Exiting Lenders”) have agreed to assign their Commitments and Loans pursuant to the terms hereof, and
WHEREAS, subject to the terms of this Agreement, (a) each of the Incremental Lenders (as defined below) is severally willing to provide a portion of the 2016 Incremental Revolving Facility and (b) the Administrative Agent and the Lenders are willing to amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.    Amendments to Credit Agreement. Effective as of the First Amendment Effective Date (as defined in Section 5 below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:
(a)The following new definitions are hereby added to Section 1.1 of the Credit Agreement in correct alphabetical order:
“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation”: with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

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“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“First Amendment Effective Date”: August 31, 2016.
“Write-Down and Conversion Powers”: with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)     The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by replacing the pricing grid therein in its entirety with the following:

Pricing Level	Secured Net Leverage Ratio	Base Rate Spread for Loans	Eurodollar Spread for Loans
1	Less than 1.50 to 1.00	0.25%	1.25%
2	Greater than or equal to 1.50 to 1.00, but less than 2.25 to 1.00	0.50%	1.50%
3	Greater than or equal to 2.25 to 1.00, but less than 3.00 to 1.00	0.75%	1.75%
4	Greater than or equal to 3.00 to 1.00	1.00%	2.00%

(c)    The definition of “Defaulting Lender” in Section 1.1 of the Credit Agreement is hereby amended by replacing the word “or” immediately before subclause (ii) of clause (d) of such definition with “,” and adding the following new subclause (iii) to clause (d) after the end of the text of subclause (ii) therein:
“or (iii) the subject of a Bail-In Action”.
(d)    The definition of “Incremental Cap” in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the reference to “$150,000,000” in clause (a) thereof with “$175,000,000” and (ii) replacing each reference to “the Closing Date” in clause (a) thereof with “the First Amendment Effective Date”.

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(e)    The definition of “Revolving Commitment” in Section 1.1 of the Credit Agreement is hereby amended by replacing the last sentence of such definition in its entirety with the following:
“The amount of the Total Revolving Commitments on the First Amendment Effective Date is $200,000,000.”
(f)    The definition of “Revolving Termination Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Revolving Termination Date”: August 31, 2021.
(g)    The definition of “Term Loan Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Term Loan Maturity Date”: August 31, 2021.
(h)    Section 2.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“2.3    Repayment of Term Loans. On each Quarterly Payment Date, beginning with the Quarterly Payment Date ending on September 30, 2017, the Borrower shall repay to the Administrative Agent for the ratable account of the Lenders the principal amount of Term Loans then outstanding in an amount set forth in the table below:

Quarterly Payment Date	Principal Amount
September 30, 2017	$5,937,500
December 31, 2017	$5,937,500
March 31, 2018	$5,937,500
June 30, 2018	$5,937,500
September 30, 2018	$8,906,250
December 31, 2018	$8,906,250
March 31, 2019	$8,906,250
June 30, 2019	$8,906,250
September 30, 2019	$8,906,250
December 31, 2019	$8,906,250
March 31, 2020	$8,906,250
June 30, 2020	$8,906,250
September 30, 2020	$11,875,000
December 31, 2020	$11,875,000
March 31, 2021	$11,875,000
June 30, 2021	$11,875,000
Term Loan Maturity Date	All remaining outstanding Term Loans

The remaining unpaid principal amount of the Term Loans and all other Obligations under or in respect of the Term Loans shall be due and payable in full, if not earlier in accordance with this Agreement, on the Term Loan Maturity Date.”

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(i)    Section 2.4(b) of the Credit Agreement is hereby amended by adding the following new clause (vi):
“with respect to each Mortgaged Property, the Borrower shall deliver to the Administrative Agent a “Life-of-Loan” Federal Emergency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto), and if a Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), evidence of flood insurance confirming that such insurance has been obtained with a financially sound and reputable insurer, in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws.”
(j)    Section 2.5(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(f)    Conditions to Effectiveness of Extensions. As conditions precedent to such extension, (1) the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the effective date of such extension signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension and (ii) certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Section 5 and the other Loan Documents are true and correct in all material respects (or, with respect to any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the effective date of such extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, with respect to any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date, and except that for purposes of this Section 2.5, the representations and warranties contained in Section 5.1 shall be deemed to refer to the most recent statements furnished pursuant to subsection (c) of Section 6.1, and (B) no Default exists and (2) with respect to each Mortgaged Property, the Borrower shall deliver to the Administrative Agent a “Life-of-Loan” Federal Emergency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto), and if a Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), evidence of flood insurance confirming that such insurance has been obtained with a financially sound and reputable insurer, in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws. In addition, on the Term Loan Maturity Date of each Non-Extending Term Lender, the Borrower shall repay any non-extended Term Loans of such Non-Extending Term Lender outstanding on such date.”
(k)    Section 3.15(e) of the Credit Agreement is hereby amended by replacing the last proviso of such Section in its entirety with the following:
“provided, further, that except to the extent otherwise expressly agreed by the affected parties and subject to Section 11.18, no change hereunder from Defaulting Lender to Non-

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Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.”
(l)    Section 3.16(b) of the Credit Agreement is hereby amended by adding the following new clause (vi):
“with respect to each Mortgaged Property, the Borrower shall deliver to the Administrative Agent a “Life-of-Loan” Federal Emergency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto), and if a Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), evidence of flood insurance confirming that such insurance has been obtained with a financially sound and reputable insurer, in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws.”
(m)    Section 3.17(f) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(f)    Conditions to Effectiveness of Extensions. As a condition precedent to such extension, (1) the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated as of the effective date of such extension signed by a Responsible Officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such extension and (ii) certifying that, before and after giving effect to such extension, (A) the representations and warranties contained in Section 5 and the other Loan Documents are true and correct in all material respects (or, with respect to any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the effective date of such extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, with respect to any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date, and except that for purposes of this Section 3.17, the representations and warranties contained in Section 5.1 shall be deemed to refer to the most recent statements furnished pursuant to subsection (c), of Section 6.1, and (B) no Default exists and (2) with respect to each Mortgaged Property, the Borrower shall deliver to the Administrative Agent a “Life-of-Loan” Federal Emergency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto), and if a Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), evidence of flood insurance confirming that such insurance has been obtained with a financially sound and reputable insurer, in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws. In addition, on the Revolving Termination Date of each Non-Extending Revolving Lender, the Borrower shall repay any non-extended Revolving Loans of such Non-Extending Revolving Lender outstanding on such date.”
(n)    Section 7.9(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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“(b)    With respect to any fee interest in any real property having a value (together with improvements thereof) of at least $2,000,000 owned or acquired after the Closing Date by any Group Member (other than (x) any such real property subject to a Lien expressly permitted by Section 8.3(g) and (y) real property acquired by a Group Member that is not a Loan Party), notify the Administrative Agent promptly after the time such real property is owned or acquired, and within 90 days (or such later date as the Collateral Agent may agree), (i) execute and deliver a first priority Mortgage subject to Liens permitted under Section 8.3 hereof, in favor of the Collateral Agent, for the benefit of the Secured Parties, covering such real property, (ii) provide the Secured Parties with a policy of title insurance (or marked up title insurance commitment having the effect of a policy of title insurance) covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably acceptable to the Collateral Agent; provided that in jurisdictions that impose mortgage recording taxes, the Security Documents shall not secure indebtedness in an amount exceeding 105% of the fair market value of the Mortgaged Property, as reasonably determined in good faith by the Loan Parties and reasonably acceptable to Collateral Agent), as well as a Survey or any existing survey in lieu thereof, each of the foregoing in form and substance reasonably satisfactory to the Administrative Agent, (iii) deliver to the Collateral Agent legal opinions relating to, among other things, the enforceability, due authorization, execution and delivery of the applicable Mortgage, which opinions shall be in customary form and substance reasonably satisfactory to the Collateral Agent and (iv) deliver to the Administrative Agent a “Life-of-Loan” Federal Emergency Standard Flood Hazard Determination (together with a notice about special flood hazard area status and flood disaster assistance duly executed by the Borrower and each Loan Party relating thereto), and if such Mortgaged Property is located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), evidence of flood insurance confirming that such insurance has been obtained with a financially sound and reputable insurer, in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and any and all other documents as the Collateral Agent may reasonably request, in each case, in form and substance reasonably satisfactory to the Collateral Agent.”
(o)    Section 11 of the Credit Agreement is hereby amended by adding the following new Section 11.18 thereto and in connection therewith the table of contents shall be amended to include a reference to “Section 11.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions”:
“SECTION 11.18    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:

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(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
(p)    Schedule 1.1(a) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex A hereto. As of the First Amendment Effective Date, the parties hereby agree (i) that the Commitments, Revolving Percentages and Term Percentages shall be reallocated as set forth on Annex A hereto, (ii) that the requisite assignments shall be deemed to be made in such amounts among the Lenders (including the Exiting Lenders) and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by applicable Assignment and Assumptions under the Credit Agreement, (iii) to the non-pro rata repayment of Loans to the Exiting Lenders as set forth in this Agreement and (iv) to any adjustments to be made to the Register to effectuate such reallocations and assignments.  Notwithstanding anything to the contrary in Section 11.6 of the Credit Agreement or this Agreement, no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with these assignments (all of which requirements are hereby waived), and such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption.  On the First Amendment Effective Date, the Lenders shall make full cash settlement with each other either directly or through the Administrative Agent (including in the form of non-pro rata funding by each Lender which has increased its Commitment as of the First Amendment Effective Date, including, without limitation, in an aggregate amount equal to the outstanding Loans of the Exiting Lenders), as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments such that after giving effect to such settlements each Lender’s Revolving Percentage or Term Percentage, as applicable, shall be as set forth on Annex A. The Lenders (including any Exiting Lenders) hereby waive any and all costs required to be reimbursed by the Borrower pursuant to Section 4.11 of the Credit Agreement in connection with such reallocation.
SECTION 2.    Extension of Maturity Dates. The parties hereto agree that the Revolving Termination Date and the Term Loan Maturity Date are being extended pursuant to the terms of Section 2.5 and 3.17 of the Credit Agreement, respectively, and the Lenders hereby waive the 30 day notice requirement set forth therein.
SECTION 3.    2016 Incremental Revolving Facility.
(a)The Administrative Agent and each Lender that provides a portion of the 2016 Incremental Revolving Facility (each an “Incremental Lender”) hereby agrees that (i) this Agreement constitutes the written request by the Borrower for an Incremental Revolving Facility in the form of the 2016 Incremental Revolving Facility pursuant to Section 3.16(a) of the Credit Agreement and (ii) the amount of the Total Revolving Commitments, after giving effect to the 2016 Incremental Revolving Facility, is $200,000,000.

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(b)Each Incremental Lender severally agrees that, effective as of the First Amendment Effective Date, its respective Revolving Commitment and Revolving Percentage shall be as set forth opposite such Incremental Lender’s name on Annex A hereto.
(c)On and as of the First Amendment Effective Date, each Incremental Lender (i) shall be deemed to be an “Incremental Lender” as defined in the Credit Agreement with a “Revolving Commitment” as defined in the Credit Agreement, (ii) shall perform all of the obligations that are required to be performed by it as such under the Loan Documents and (iii) shall be entitled to the benefits, rights and remedies as such set forth in the Loan Documents.
(d)This Agreement shall (i) be deemed to be an “Increase Revolving Joinder” in accordance with Section 3.16(c) of the Credit Agreement and (ii) constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 4.    Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees that with respect to each Loan Document to which it is a party, after giving effect to the Agreement and the transactions contemplated hereunder:
(a)    all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis; and
(b)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.19 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Obligations, to the extent provided in such Loan Documents.
SECTION 5.    Conditions of Effectiveness of this Agreement. This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “First Amendment Effective Date”):
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or electronic copies (including “.pdf” or similar format, followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party:
(i)    this Agreement, duly executed by Holdings, the Borrower, the Subsidiary Guarantors existing as of the First Amendment Effective Date, the Administrative Agent, the Lenders and the Incremental Lenders;
(ii)    a certificate of a Responsible Officer of each Loan Party certifying as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Loan Documents to which it is a party and certifying that (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Loan Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Loan Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, (C) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other

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governing body) of such Loan Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Agreement, and (D) attached thereto is a true, correct and complete copy of such certificates of good standing (including bring down certificates) from the applicable secretary of state of the state of incorporation, organization or formation (or equivalent), as applicable, of each Loan Party;
(iii)    a certificate of a Responsible Officer of the Borrower certifying that (A) no Event of Default shall exist immediately prior to or after giving effect to the 2016 Incremental Revolving Facility and the other transactions contemplated hereunder, (B) the Borrower is in compliance, on a pro forma basis after giving effect to the incurrence of the 2016 Incremental Revolving Facility (and assuming that any commitments under the Revolving Facility and the 2016 Incremental Revolving Facility are fully drawn), with the financial covenants set forth in Section 8.1 of the Credit Agreement calculated as of the most recent period of four (4) consecutive fiscal quarters for which financial statements have been delivered and (C) the representations and warranties contained in Section 7 of this Agreement, Section 5 of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, with respect to any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, with respect to any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date, and except that for purposes of Section 2.5 of the Credit Agreement, the representations and warranties contained in Section 5.1 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsection (c) of Section 6.1 of the Credit Agreement; and
(iv)    opinions from counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.
(b)    Payment of all fees and expenses of the Administrative Agent and Wells Fargo Securities, LLC required to be paid on the First Amendment Effective Date.
(c)    Payment of all fees to the applicable Lenders required to be paid on the First Amendment Effective Date.
(d)    The Exiting Lenders shall have received payment of all principal on the Loans owing thereto with respect to the applicable Facilities.
SECTION 6.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 11.5 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 7.    Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the other Lenders on and as of the First Amendment Effective Date that, in each case:
(a)    the representations and warranties of each Loan Party set forth in Section 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, with respect to any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of the First Amendment Effective Date with the same effect as though made on and as of such date (except to the extent made as of a specific date, in which case such representations and warranties

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shall be true and correct in all material respects (or, with respect to any representations and warranties qualified by materiality or Material Adverse Effect, in all respects) on and as of such specified date); and
(b)    no Default or Event of Default exists and is continuing immediately prior to or after giving effect to this Agreement.
SECTION 8.    Exiting Lenders. By its execution of this Agreement, each of the parties signatory hereto acknowledges and agrees that, upon the occurrence of the First Amendment Effective Date, (a) each Exiting Lender shall cease to be a Lender under the Credit Agreement and (b) each Exiting Lender shall have no further rights or obligations as a Lender under the Credit Agreement, except to the extent of rights and obligations that survive a Lender’s assignment of its commitments pursuant to Section 11.6 of the Credit Agreement. The Exiting Lenders are a party to this Agreement solely for the purpose of evidencing its agreement to Section 1(p) and this Section 8.
SECTION 9.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Agreement.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Security Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Agreement.
SECTION 10.    Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
SECTION 11.    Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.
[The remainder of this page is intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

INC RESEARCH, LLC, as Borrower

By:/s/ Gregory S. Rush
Name: Gregory S. Rush
Title: Chief Financial Officer

INC RESEARCH HOLDINGS, INC., as Holdings

By:/s/ Gregory S. Rush
Name: Gregory S. Rush
Title: Chief Financial Officer

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

KENDLE AMERICAS MANAGEMENT INC., as a Guarantor

By:/s/ Duncan Jamie Macdonald
Name:    Duncan Jamie Macdonald
Title:    Chief Executive Officer and President

KENDLE AMERICAS INVESTMENT INC., as a Guarantor

By:/s/ Duncan Jamie Macdonald
Name:    Duncan Jamie Macdonald
Title:    Chief Executive Officer and President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Collateral Agent, an Issuing Lender and a Lender

By: /s/ Christine Gardiner____________
        Name: Christine Gardiner
    Title: Vice President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:/s/ Richard C. Brown ________________________
        Name:     Richard C. Brown
    Title:     Senior Vice President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By: _/s/ David A. Wild _________________________
        Name: David A. Wild
    Title:     Senior Vice President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

ING CAPITAL LLC,
as a Lender
By:    /s/ Thomas McCaughey
                            Name:    Thomas McCaughey
                            Title:    Managing Director

By:    /s/ Cliff Beltzer
                            Name:    Cliff Beltzer
                            Title:    Vice President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Robert LaPorte
                            Name:    Robert LaPorte
                            Title:    Senior Vice President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

FIFTH THIRD BANK,
as a Lender
By:    /s/ Aaron J. Miller
                            Name:    Aaron J. Miller
                            Title:    Vice President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

GOLDMAN SACHS BANK USA,
as a Lender
By:    /s/ Rebecca Kratz
                            Name:    Rebecca Kratz
                            Title:    Authorized Signatory

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender
By:    /s/ William O’Daly
                            Name:    William O’Daly
                            Title:    Authorized Signatory

By:    /s/ Joan Park
                            Name:    Joan Park
                            Title:    Authorized Signatory

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender
By:    /s/ Antje B. Focke
                            Name:    Antje B. Focke
                            Title:    Executive Director

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

REGIONS BANK,
as a Lender
By:    /s/ Ned Spitzer
                            Name:     Ned Spitzer
                            Title:    Managing Director

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

CAPITAL ONE, N.A.,
as a Lender

By:    /s/ Kip Hurd
                            Name:    Kip Hurd
                            Title:    SENIOR VICE PRESIDENT

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

THE HUNTINGTON NATIONAL BANK,
as a Lender
By:    /s/ David Tholt
                            Name:    David Tholt
                            Title:    Vice President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as an Exiting Lender

By: /s/ Chris Burns_____________________________
        Name: Chris Burns
    Title:     Vice President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

CITIZENS BANK, NATIONAL ASSOCIATION, as an Exiting Lender

By: /s/ Prasanna Manyem________________________
        Name: Prasanna Manyem
    Title:     Vice President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

RAYMOND JAMES BANK, as an Exiting Lender

By: /s/ Alexander L. Rody_______________________
        Name: Alexander L. Rody
    Title: Senior Vice President

INC Research, LLC
First Amendment to Credit Agreement and Increase Revolving Joinder
Signature Page

Annex A
(as of the First Amendment Effective Date)

Revolving Lender	Revolving Commitment	Revolving Percentage
Wells Fargo Bank, National Association	$30,370,370.37	15.18519%
PNC Bank, National Association	$28,888,888.89	14.44444%
KeyBank National Association	$25,925,925.93	12.96296%
ING Capital LLC	$25,925,925.93	12.96296%
Bank of America, N.A.	$22,222,222.22	11.11111%
Fifth Third Bank	$20,740,740.74	10.37037%
The Huntington National Bank	$9,629,629.63	4.81481%
JPMorgan Chase Bank, N.A.	$9,629,629.63	4.81481%
Capital One, N.A.	7,407.407.41	3.70370%
Regions Bank	7,407.407.41	3.70370%
Goldman Sachs Bank USA	$7,111,111.11	3.55556%
Credit Suisse AG, Cayman Islands Branch	$4,740,740.74	2.37037%
Total	$200,000,000.00	100%

Term Lender	Term Commitment	Term Percentage
Wells Fargo Bank, National Association	$72,129,629.63	15.18519%
PNC Bank, National Association	$68,611,111.11	14.44444%
KeyBank National Association	$61,574,074.07	12.96296%
ING Capital LLC	$61,574,074.07	12.96296%
Bank of America, N.A.	$52,777,777.78	11.11111%
Fifth Third Bank	$49,259,259.26	10.37037%
The Huntington National Bank	$22,870,370.37	4.81481%
JPMorgan Chase Bank, N.A.	$22,870,370.37	4.81481%
Capital One, N.A.	$17,592,592.59	3.70370%
Regions Bank	$17,592,592.59	3.70370%
Goldman Sachs Bank USA	$16,888,888.89	3.55556%
Credit Suisse AG, Cayman Islands Branch	$11,259,259.26	2.37037%
Total	$475,000,000.00	100%

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